Exhibit 10.11
(English Translation)

Workshop Lease and Processing Cooperation Agreement

Dalian Shengyang Heavy Industry Co, Ltd. (hereafter Party A)

Daliang Heavy Mining Equipment Manufacturing Co, Ltd (hereafter Party B)

Party A is hereby to let the workshop, office space and the affixed equipments to Party B, and Party B also provides Service of Semi-Processed Manufacture to Party A. After negotiation, both parties agree to the following provisions:

Article One               Workshop, Office Space, machine and Other Facilities

1)	Area of Workshop:	3,600 m²;

2)	Area of Office Space:	64 m², Area of Office in Workshop	40m²

3)	Equipments:	Bridge Crane : 50/10t*28.5m	2

		Semi-gantry cranes 2.8t*13.5m	4

4)	Other Facilities: Pipelines delivering Oxygen, Carbon Dioxide, Cutting Gas and etc, Gas Tank, Electrical Distribution Room

Article Two              Term of Lease

1)	The term of lease for workshop, office space, machinery equipments and the other facilities mentioned in Article One is two years;

2)	At the end of two year term, if Party B wishes to renew, the price shall be re-negotiated, and Party B shall have right of “first refusal” when considering renewal.

3)	Given circumstance emerging to Party A, it shall give Party B a three month notice in the second year of the lease in order to repossess the premise.

Article Three            The annual rent is RMB 600,000 even.

Article Four              Unless approved by Party A, Party B shall not change the existing structure of premise.  If laying a foundation for equipment is necessary, under the condition that the main structure of premise is not to be affected, the construction shall be proceeded only with the approval of Party A.  The premise shall remain “as is” after it is used.

Article Five               The ownership of workshop, office space, machinery equipments and the other facilities mentioned in the Article One is in the title of Party A, which Party B shall not account for its asset. Immediate after the day of lease signed, Party B shall has right to manage and maintain the premise, but is required to submit report of management to Party A upon request.  If Party B decides not to renew, it is required to repair the damaged machine and equipments to “as is”.

Article Six                               The gas and power used by Party B shall be measured by separated ammeter.  The amount of use is to be charged based on the data collected from the meter-reading.

Article Seven            Any short term, temporary and small space use of Gantry Crane space is free. But the long term or large space use will be charged, generally at the rate of RMB 4 per square meter per day.

Article Eight              If Party B decides to process parts in the factory of Party A, Party A shall give priority to such consideration. The price shall be negotiated by both parties.  Generally Party A is charging in according to the following fee schedule:

a)	1000t Hydraulic Press :	RMB 300/hour;

Unit price for processing

PL6-14= RMB 800/T; pl16-32= RMB 900/t ; PL32 and up = RMB 1000 / t.

b)	Pretreatment of steel shot: Sa2.5 = RMB 300/t, Sa2 = RMB 250/t.

c)	Bending Machine (Folding Machine) :

PL6-14 = RMB 850/t, PL16-32 = RMB 950/t, PL32 and up = RMB 1050/t.

d)	Machine Processing :

130 mm Boring Bed                        RMB 900 / unit ;

Mid-size Boring Bed                       RMB 700 / Unit ;

5m Vertical Lathe                            RMB 1200 / Unit ;

12502   Lathe                                   RMB 1200 / Unit ;

Digital Controlled Lathe    RMB 800 / Unit;

Other Machines:                   RMB 600 / Unit ;

Steel Part Processing                     RMB 2000 / t.

e)	Painting: 35 Micron Film = RMB 4 / square meter.

Article Eight             Payment

1)	50% of rent is immediately payable on the day of lease, another 50% is payable after six months of the day of lease

2)	Processing service, power and water are billed monthly, 100% payable within the first 10 days of the immediately successive month

Article Nine              Party A and B shall abide to this agreement and shall resolve dispute through negotiation.

Article Ten                This agreement has two original copies, each held by Party A and Party B.

Party A: Dalian Shengyang Heavy Industry Co, Ltd
Party B : Daliang Heavy Mining Equipment Manufacturing Co, Ltd

Seal in Red : Dalian Shengyang Heavy Industry Co, Ltd
Seal in Red : Dalian Heavy Mining Equipment Manufacturing Co, Ltd

Signature : /s/ Sun, Yong Lv	Signature: /s/ Li, Dong

Date: August, 10, 2010	Date : August 10, 2010